UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 17, 2014
Entergy Louisiana, LLC
(Exact name of registrant as specified in its charter)

Texas	1-32718	75-3206126
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
446 North Boulevard, Baton Rouge, Louisiana		70802
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(800) 368-3749

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Entergy Louisiana, LLC (the “Company”) is filing this Current Report on Form 8-K to provide certain financial information with respect to Entergy Gulf States Louisiana, L.L.C. (“EGSL”) in connection with the proposed combination of the Company’s and EGSL’s public utility businesses into a single public utility. As previously disclosed in the Company’s Current Report on Form 8-K filed on September 30, 2014, and Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2014, the Company and EGSL have filed an application with the Louisiana Public Service Commission seeking authorization to undertake the various steps that would result in such a combination.

Included in this filing as Exhibits 99.1 and 99.2 are the audited financial statements and related notes to the financial statements of EGSL for the periods described in Item 9.01(a) below and the Report of the Independent Registered Public Accounting Firm. Included in this filing as Exhibits 99.3 and 99.4 are the unaudited financial statements and related notes to the financial statements of EGSL for the periods described in Item 9.01(a) below. Included in this filing as Exhibit 99.5 is the unaudited pro forma financial information described in Item 9.01(b) below.

The notes to the financial statements included in this filing in Exhibits 99.2 and 99.4 were originally prepared and filed by EGSL on a combined basis with Entergy Corporation, Entergy Arkansas, Inc., the Company, Entergy Mississippi, Inc., Entergy New Orleans, Inc., Entergy Texas, Inc., and System Energy Resources, Inc. in such registrants’ Annual Report on Form 10-K for the year ended December 31, 2013, and Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2014, respectively. Information contained in such notes relating to any individual company, other than EGSL and the Company, was included by such company on its own behalf and should not be considered in connection with this filing. Each company reports in such notes only on its own behalf and makes no representations whatsoever as to any other company.

 Item 9.01 Financial Statements and Exhibits.

(a)    Financial Statements

Attached as Exhibits 99.1 and 99.2 hereto are the audited financial statements of Entergy Gulf States Louisiana, L.L.C. comprised of Balance Sheets as of December 31, 2013 and December 31, 2012 and the related Income Statements, Statements of Comprehensive Income, Statements of Cash Flows and Statements of Changes in Equity for the three years in the period ended December 31, 2013, the notes related thereto and the Report of the Independent Registered Public Accounting Firm.

Attached as Exhibits 99.3 and 99.4 hereto are the unaudited financial statements of Entergy Gulf States Louisiana, L.L.C. comprised of Balance Sheets as of September 30, 2014 and December 31, 2013, the related Income Statements and Statements of Comprehensive Income for the three and nine months ended September 30, 2014 and September 30, 2013, the related Statements of Changes in Equity for the nine months ended September 30, 2014 and September 30, 2013, and the related Statements of Cash Flows for the nine months ended September 30, 2014 and September 30, 2013, and the notes related thereto.

(b)     Unaudited Pro Forma Financial Information

Unaudited pro forma financial information of the Company, giving effect to the combination of the Company’s and EGSL’s public utility businesses into a single public utility, is included in Exhibit 99.5 hereto.

(d)     Exhibits

Exhibit No.

23.1	Consent of Deloitte & Touche LLP

99.1
Audited financial statements of Entergy Gulf States Louisiana, L.L.C. as of December 31, 2013 and December 31, 2012 and for each of the three years in the period ended December 31, 2013 (excluding the notes related thereto) and the Report of the Independent Registered Public Accounting Firm

99.2
Notes to the audited financial statements of Entergy Gulf States Louisiana, L.L.C. for the three years in the period ended December 31, 2013, originally prepared and filed on a combined basis with Entergy Corporation, Entergy Arkansas, Inc., the Company, Entergy Mississippi, Inc., Entergy New Orleans, Inc., Entergy Texas, Inc., and System Energy Resources, Inc. in such registrants’ Annual Report on Form 10-K for the year ended December 31, 2013

99.3
Unaudited financial statements of Entergy Gulf States Louisiana, L.L.C. as of September 30, 2014 and for the three and nine month periods ended September 30, 2014 and September 30, 2013 (excluding the notes related thereto)

99.4
Notes to the unaudited financial statements of Entergy Gulf States Louisiana, L.L.C. as of September 30, 2014 and for the three and nine month periods ended September 30, 2014 and September 30, 2013, originally prepared and filed on a combined basis with Entergy Corporation, Entergy Arkansas, Inc., the Company, Entergy Mississippi, Inc., Entergy New Orleans, Inc., Entergy Texas, Inc., and System Energy Resources, Inc. in such registrants’ Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2014

99.5	Unaudited Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Louisiana, LLC
(Registrant)
Date November 17, 2014
/s/ Alyson M. Mount
Alyson M. Mount Senior Vice President and Chief Accounting Officer

Exhibit Index

Exhibit No.

23.1	Consent of Deloitte & Touche LLP

99.1
Audited financial statements of Entergy Gulf States Louisiana, L.L.C. as of December 31, 2013 and December 31, 2012 and for each of the three years in the period ended December 31, 2013 (excluding the notes related thereto) and the Report of the Independent Registered Public Accounting Firm

99.2
Notes to the audited financial statements of Entergy Gulf States Louisiana, L.L.C., for the three years in the period ended December 31, 2013, originally prepared and filed on a combined basis with Entergy Corporation, Entergy Arkansas, Inc., the Company, Entergy Mississippi, Inc., Entergy New Orleans, Inc., Entergy Texas, Inc., and System Energy Resources, Inc. in such registrants’ Annual Report on Form 10-K for the year ended December 31, 2013

99.3
Unaudited financial statements of Entergy Gulf States Louisiana, L.L.C. as of September 30, 2014 and for the three and nine month periods ended September 30, 2014 and September 30, 2013 (excluding the notes related thereto)

99.4
Notes to the unaudited financial statements of Entergy Gulf States Louisiana, L.L.C. as of September 30, 2014 and for the three and nine month periods ended September 30, 2014 and September 30, 2013, originally prepared and filed on a combined basis with Entergy Corporation, Entergy Arkansas, Inc., the Company, Entergy Mississippi, Inc., Entergy New Orleans, Inc., Entergy Texas, Inc., and System Energy Resources, Inc. in such registrants’ Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2014

99.5	Unaudited Pro Forma Financial Information